Applied UV Announces the Appointment of James Alecxih as Chief Executive Officer

Highly Accomplished Executive with Proven Track Record of Leading Healthcare Businesses

Q Saeed to transition to consultant to the Company

Mount Vernon, NY // December 9, 2021 – Applied UV, Inc. (NasdaqCM: AUVI) (“Applied UV” or the “Company”), an industry leader in air and surface pathogen elimination technology today announced that its Board of Directors has appointed James Alecxih as Chief Executive Officer and as a member of the Company’s Board of Directors, effective December 8, 2021. Mr. Alecxih’s appointment follows the resignation of Keyoumars (“Q”) Saeed, who served as Chief Executive Officer since June 30, 2020, prior to the Company’s initial public offering (“IPO”) on August 31, 2020. Mr. Saeed will serve as a consultant to the Company for up to six months, with a primary focus on evaluating potential synergistic acquisitions.

During his leadership of Applied UV, Mr. Saeed was instrumental in leading the Company’s successful Nasdaq IPO, strengthening the senior management team, formulating a commercial development strategy and building a global reseller and distributor infrastructure. Mr. Saeed also led the formation of a digital marketing strategy to launch a DTC consumer channel. While at Applied UV, Mr. Saeed successfully executed a secondary equity offering and a preferred offering to support the Company’s growth strategy and to fund three accretive acquisitions in the disinfection space.

Max Munn, Founder and President of Sterilumen, said, "On behalf of the Applied UV Board of Directors, I would like to thank Q Saeed for his outstanding service as Chief Executive Officer. Under his leadership, the company made meaningful progress on a series of important initiatives, including executing a capital formation strategy to enable the significant acquisition activity and associated integration, advancing our operational objectives, and setting the company up for long term success and value creation. We appreciate Q’s contributions and wish him well.”

Commenting on the appointment of James Alecxih as chief executive officer, Joel Kanter, Non-Executive Chairman of the Board, said, “Applied UV’s Board of Directors is excited to appoint Jim as our CEO. After a comprehensive search and careful consideration, our Board unanimously concluded that Jim has the right mix of skills, experience and talent to lead Applied UV to achieve its full potential. Jim has deep experience in global sales and distribution of medical devices and technology. Further, he has a strong track record of managing global sales for healthcare businesses and partnering with healthcare professionals, which will be critical to Applied UV as we continue to execute our growth strategy, accelerate innovation and advance our pathogen elimination portfolio of products.”

"I would like to thank the Board of Directors for placing their trust and confidence in me,” stated James Alecxih.  “It is truly an honor to serve as the next Chief Executive Officer of Applied UV.  I firmly believe that Applied UV is well positioned to serve our customers by bringing comprehensive solutions globally.  I look forward to working with the dedicated employees in driving growth in this attractive market and building on our position as a recognized market leader in the pathogen elimination and air purification industry."

Prior to joining Applied UV, Mr. Alecxih was President and Chief Executive Officer of Vivebio Scientific, developer of a proprietary vertical flow dried plasma separation device that enables high volume viral load testing, lipid panels and mass spectrometry. Prior to Vivebio, Mr. Alecxih served as Chief Commercial Officer at ViewRay, where he managed global sales, marketing, and training for an early-stage company in radiation oncology. Mr. Alecxih also spent 14 years at Intuitive Surgical, a global technology leader in minimally invasive care and the pioneer of the da Vinci® robotic-assisted surgery system, where he last served as Senior Vice President of Sales for North America, South America, Australia and New Zealand. At Intuitive Surgical, Jim was integral in driving sales from $9 million annually to more than $1.8 billion annually and coordinated the overall marketing strategy through four product launches and domestic and international expansion.

Earlier in his career, Mr. Alecxih held a variety of sales management roles at Johnson & Johnson's Ethicon Endo-Surgery. He holds a Bachelor of Arts degree in Business from Le Tourneau University in, Longview Texas.

About Applied UV

Applied UV is focused on the development and acquisition of technology that address infection control in the healthcare, hospitality, commercial and municipal markets. The Company has two wholly owned subsidiaries - SteriLumen, Inc. (“SteriLumen”) and Munn Works, LLC (“Munn Works”). SteriLumen’s connected platform for Data Driven Disinfection™ applies the power of ultraviolet light (UVC) to destroy pathogens safely, thoroughly, and automatically, addressing the challenge of healthcare-acquired infections ("HAIs"). Targeted for use in facilities that have high customer turnover such as hospitals, hotels, commercial facilities, and other public spaces, the Company’s Lumicide™ platform uses UVC LEDs in several patented designs for infection control in and around high-traffic areas, including sinks and restrooms, killing bacteria, viruses, and other pathogens residing on hard surfaces within devices’ proximity. The Company’s patented in-drain disinfection device, Lumicide Drain, is the only product on the market that addresses this critical pathogen intensive location. SteriLumen’s Airocide® products for air purification, developed for NASA and FDA Cleared as class II medical devices, utilize a proprietary photo-catalytic bioconversion technology that draws air into a reaction chamber that converts damaging molds, microorganisms, dangerous pathogens, destructive VOCs and biological gasses into harmless water vapor without producing ozone or other harmful byproducts.  Airocide® applications include healthcare, hospitality, grocery chains, wine making facilities, commercial real estate, schools, dental offices, and homes.

For more information about Applied UV, Inc., and its subsidiaries, please visit the following websites: https://www.applieduvinc.com/; https://sterilumen.com/; and, https://munnworks.com/.

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this press release relating to the view of management of Applied UV concerning its business strategy, future operating results and liquidity and capital resources outlook. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Contact:

Applied UV Investor Relations

Kevin McGrath

TraDigital IR

+1-646-418-7002

kevin@tradigitalir.com